Exhibit 10.1

OMNIMMUNE HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Omnimmune Holdings, Inc.
4600 Post Oak Place, Suite 352
Houston, TX 77027
Attn: Harris A. Lichtenstein, CEO

Gentlemen:

1. Subscription.

1.1 Offering.  The undersigned understands that Omnimmune Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), is offering to sell to accredited investors (the “Offering”) up to $500,000 principal amount of unsecured convertible promissory notes in the form annexed hereto as Exhibit A (the “Notes”), which Notes are convertible into shares of common stock, par value $.0001 per share (the “Common Stock”), of the Company at a conversion price equal to $.01 per share of Common Stock, subject to adjustment as set forth in the Notes. The purchase price of the Notes shall be equal to their principal amount.  The undersigned understands that the Offering is part of a recapitalization of the Company as described in the term sheet annexed hereto as Exhibit B (the “Term Sheet”).

1.2 Manner of Subscription.  The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase Notes for an aggregate purchase price of $________ on the terms and conditions described herein.  The undersigned hereby delivers (which delivery may be by facsimile transmission) to the Company an executed copy of this Subscription Agreement and an executed copy of the Purchaser Questionnaire.  Upon execution and delivery of this Subscription Agreement by the Company, the undersigned hereby agrees to wire immediately to the Company, in accordance with the wire instructions annexed hereto as Exhibit C, the amount indicated above.  Upon the Closing, the Company agrees to deliver to the undersigned a Note or Notes in the aggregate principal amount of the subscription.

1.3 Closing.  The undersigned acknowledges and agrees that the closing of this Offering is conditioned upon the receipt and acceptance by the Company of subscriptions for a minimum of $200,000 principal amount of Notes. The Company may hold a closing (the “Closing”) after it has received one or more subscriptions aggregating at least such minimum principal amount of Notes to accept such subscriptions. Thereafter the Company may from time to time at any time through February 28, 2010, or later if the Company determines to extend the Offering in its sole discretion,  hold additional Closings to accept additional subscriptions for Notes having a maximum aggregate subscription price of $500,000. Upon acceptance of subscriptions and delivery of the applicable Notes to the Subscriber, use of the funds by the Company shall be unrestricted unless otherwise provided herein.
The Company shall promptly notify the Subscriber of the acceptance of his or her subscription and/or termination of the Offering.  If this subscription is rejected, this Subscription Agreement shall have no force or effect.

1.4  Subscribers’ Legal Fees.  The Company agrees to pay legal fees in the amount of $7,500 to Andrew J. Levinson, as counsel to the Subscribers in the Offering, payable at the first Closing, and additional legal fees of $7,500 to Mr. Levinson if the Company receives subscriptions for $500,000.

2. Representations, Warranties and Covenants of the Subscriber.

2.1 Purchaser Questionnaire.  The Subscriber represents and warrants to the Company that the statements set forth on the Subscriber’s Purchaser Questionnaire are true, correct and complete.

2.2 Representations and Warranties. The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that:

(a) All Notes purchased by him are being acquired by him for his own account (or for accounts for which he has sole investment discretion) for investment, without any intention of selling, further distributing, or otherwise disposing of the Notes or the  shares of Common Stock into which they are convertible (such shares of Common Stock being referred to herein as the “Underlying Securities”).

(b) Subscriber has been advised that none of the Notes or any of the Underlying Securities are registered under the federal Securities Act of 1933, as amended (the “33 Act”), or any state securities laws.  The Subscriber understands that the offering and sale of the Notes is intended to be exempt from registration under the 33 Act by virtue of Section 4(2) thereof or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement and the Purchaser Questionnaire.

(c) The Subscriber must bear the substantial economic risks of the investment in the Notes indefinitely because none of the Notes or Underlying Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the 33 Act and applicable state securities laws or an exemption from such registration is available.  The Subscriber understands that legends shall be placed on the Underlying Securities to the effect that they have not been registered under the 33 Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books.

(d) The Subscriber understands that neither the Securities and Exchange Commission nor any state securities commission has approved the Notes or passed upon or endorsed the merits of this Offering or confirmed the accuracy or determined the adequacy of any information provided by the Company to the Subscriber.

(e) In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated herein, in the Company’s public filings with the Securities and Exchange Commission filed prior to the date of this Subscription (the “Public Filings”), or as contained in documents or answers to questions furnished to the Subscriber by the Company.

(f) The Subscriber is aware that an investment in the Notes involves a high degree of risk and has asked such questions and reviewed such documents as the Subscriber deems necessary for evaluating such risk.  Subscriber acknowledges having reviewed the Public Filings and is aware of the disclosures contained therein, including those considered material.

(g) The Subscriber will, prior to any attempted sale, transfer, assignment, gift or other disposition (each, a “Transfer”) of Notes or of Underlying Securities, give written notice to the Company expressing its desire to effect such Transfer and describing in detail the proposed Transfer, provided, however, that no such notice shall be required for a Transfer of Notes or Underlying Securities if there is a registration statement under the 33 Act in effect with respect to such securities or if the Transfer is being effected pursuant to Rule 144 under the 33 Act.  Upon receiving such notice, the Company shall present copies thereof to counsel for the Company to evaluate said Transfer pursuant to the 33 Act and the Securities Exchange Act of 1934, as then in force (the “34 Act”), or any similar statute, and applicable state securities law.  Unless such counsel advises the Company that such Transfer could reasonably be deemed to violate the 33 Act or the 34 Act, the Company shall promptly cause such Transfer to be processed and shall promptly obtain any legal opinion reasonably required in connection with such Transfer.

(h) The Subscriber does not presently have any reason to anticipate any change in his economic circumstances or any other particular occasion or event which would cause it to sell any of the Notes or Underlying Securities.

(i) The Subscriber is fully aware that in agreeing to sell and issue such Notes to it and in entering this Subscription Agreement, the Company is relying upon the truth and accuracy of the representations and warranties of the Subscriber made herein.

(j) The Subscriber is experienced in investing in non-listed and non-registered securities, specifically early stage companies engaged in biotech or related businesses.  The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Company and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision.

(k) The Subscriber acknowledges having read and understood the Term Sheet, including the dilutive effect its implementation will have on the Company’s capital structure as a result of the lowering of the conversion price on certain previously issued notes and the prospective anti-dilution protection being offered to the Company’s management and certain angel investors, all as described in the Term Sheet.

   3. Representations, Warranties and Covenants of the Company.

    3.1           Organization and Existence. The Company is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware.

3.2           Corporate Power.  The Company (i) has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted and (ii) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the nature or location of its assets require such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect on the Company. For purposes of this Agreement, “Material Adverse Effect” means, with respect to the Company, a materially adverse effect on the business, results of operations, financial condition, properties, assets or prospects of the Company.

3.3           Due Authorization; Enforceability.  The Company has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement by the Company and the performance by the Company of its obligations hereunder have been duly authorized and approved by all requisite corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Subscription Agreement or for the Company to consummate the transactions contemplated hereby. This Subscription Agreement has been duly executed and delivered by duly authorized officers of the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.4           Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality (each of the foregoing being a “Governmental Entity”), is required with respect to the Company in connection with the execution and delivery of this Subscription Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

3.5           No Breach.  Neither the execution and delivery of this Subscription Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (i) conflict with or result in a breach of any of the terms or provisions of the Company’s Certificate of Incorporation or By-Laws, (ii) violate any statute or administrative regulation, or any order, writ, injunction, judgment or decree of any court or governmental authority or any arbitration award to which the Company is a party or by which the Company or any of its properties or assets are bound, or (iii) violate, conflict with, breach, constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or other encumbrance upon any of the properties or assets of the Company under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company is a party or to which it or any of its properties or assets are subject except in the case of clauses (ii) or (iii) for violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens or other encumbrances that do not and will not, individually or in the aggregate, (x) have a Material Adverse Effect on the Company or (y) materially impair the ability of the Company to perform its obligations under this Subscription Agreement and the Notes.  Notwithstanding the foregoing, the Subscriber acknowledges and understands that, unless and until there is an increase in the authorized share capital of the Company, the number of shares of Common Stock into which the all outstanding options, warrants and convertible securities would be convertible upon consummation of the transactions contemplated by the Offering and the Term Sheet would substantially exceed the total number of currently authorized shares of the Company.  Accordingly, pending an increase in authorized share capital, there may not be sufficient authorized shares available for issuance upon receipt by the Company of a request for conversion of the Notes.   Subscriber agrees and acknowledges that the right to convert shall be subject to the availability of a sufficient number of authorized and unissued shares of Commons Stock of the Company  to accommodate the conversion as measured at the time a request for conversion is made.

3.6           Capitalization of the Company.  Except as set forth above, the Company has one class of stock authorized, consisting of 50 million shares of Common Stock.  Without giving effect to the Offering or the transactions contemplated by the Term Sheet, the Company has outstanding 8,914,921 shares of Common Stock.  Without giving effect to the transactions contemplated by the Term Sheet, there are outstanding options, warrants and convertible securities entitling the holders to purchase or acquire upon conversion 11,737,491 shares of Common Stock of the Company.  Except as set forth above and in the Term Sheet, the Company has no outstanding Common Stock or any options, warrants or rights of any kind to purchase any shares of the capital stock of the Company and no outstanding securities convertible into or exercisable for shares of capital stock of the Company and has no outstanding commitment to issue any such options, warrants, rights, or convertible or exercisable securities.

3.7           Liabilities.  The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) (“Liabilities”) other than (i) Liabilities which were incurred in the ordinary course of business and (ii) Liabilities disclosed in the Company’s Public Filings.

3.8           Legal Proceedings. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission, authority, agency or other administrative authority, pending or, to the Company’s knowledge, threatened against the Company with respect to or affecting the Company’s operations, business or financial condition.    Notwithstanding the foregoing, the Subscriber acknowledges the existence of the threatened litigation with Ohio State University, and the potential consequences thereof, as disclosed in the Public Filings.

3.9           No Judgments.  The Company is not a party to, or bound by, any judgment, writ, injunction, decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any Governmental Entity) with respect to or affecting the properties, assets, personnel or business activities of the Company.

3.10          Intellectual Property.   The Company and its Subsidiaries own, license or otherwise have the right to use all intellectual property, including without limitation, all patents, copyrights, trademarks, trade names, trade secrets and rights in respect of the foregoing, adequate for the conduct of the Company’s business substantially as now conducted and proposed to be conducted without any known conflict with any rights of others.  To the knowledge of the Company, the Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of third parties, nor has the Company received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any intellectual property rights of any third party).  To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of the Company.

3.12          Information Concerning the Company.  The information filed by the Company pursuant to Section 13 the Securities Exchange Act of 1934, as amended, did not, as of the date of such filings, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made.

3.13          Registration Rights. The Company hereby grants piggyback registration rights to the Subscriber on customary terms and subject to customary underwriter cut-back provisions with respect  to any shares of Common Stock issuable upon conversion of the Notes purchased by the Subscriber.

4. Disclosure.

This Offering is limited to accredited investors in reliance upon exemptions contained in the 33 Act and Regulation D promulgated thereunder and applicable state securities laws.  Accordingly, the Company is offering the Notes utilizing this Subscription Agreement rather than a formal private offering memorandum.  The undersigned understands that this Subscription Agreement, together with any additional information or documents provided by the Company to the Subscriber, contains less information than would be included in a formal private offering memorandum.  In making an investment decision Subscribers must rely on their own examination of the Company, the information in the Public Filings,  and the terms of the Offering, including the risks involved.

5. Special Acknowledgements.

(i) NEW YORK RESIDENTS
THE OFFERING LITERATURE USED IN CONNECTION WITH THE OFFERING HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(ii) CALIFORNIA RESIDENTS:
THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPTED FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS OFFERING ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATIONS BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(iii) CONNECTICUT RESIDENTS:
THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION AND HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT.  THE SECURITIES OFFERED HEREBY CANNOT, THEREFORE, BE RESOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

6.  Indemnification and Hold Harmless.

(a)           If the Subscriber breaches any of the agreements, representations or warranties which the Subscriber has made in his or her Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and its employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber’s breach, provided, however, that the obligation to indemnify will be limited to the amounts, if any, received by the Subscriber from the sale of the Notes or the Underlying Securities.

(b)           If the Company breaches any of the agreements, representations or warranties which the Company has made in this Subscription Agreement, the Company shall indemnify and hold harmless the Subscriber ( and its employees, agents and affiliates) against any claim, liability, loss, damage or expense (including attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Company’s breach.

7. Confidentiality.

Information concerning the Company is highly confidential and has been provided by the Company to potential Subscribers solely for use in connection with this Offering.  This Subscription Agreement is personal to each offeree and does not constitute an offer to any other person.  Each prospective purchaser, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, any information concerning the Company, agrees to make no copies of this Subscription Agreement or any information concerning the Company, and if the offeree does not purchase any Notes, to return this Subscription Agreement and any other written information concerning the Company to the Company at the above address upon the Company’s request.

8. Miscellaneous.

8.1           Governing Law; Choice of Forum.  This Subscription Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within New York.  The parties hereto, by their execution hereof, (i) agree that any such legal suit, action or proceeding arising from or related to this Subscription Agreement may be instituted in a state or federal court located in the City and State of New York; (ii) waive any objection which they may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court; and (iii) irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

8.2           Entire Agreement; Waiver.  This Subscription Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or understandings between them.  This Subscription Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought.  No waiver of any breach or condition of this Subscription Agreement shall be deemed to be a waiver of any subsequent breach or condition of a like or different nature.

8.3           Binding Effect.  This Subscription Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that, this Subscription Agreement may not be assigned by Subscriber without the Company’s prior written consent.

8.4           No Third Party Beneficiaries.  The provisions of this Subscription Agreement and of any other agreement between the Company and Subscriber are solely for the benefit of the Company and Subscriber and may be changed, terminated or revoked in writing at any time by mutual agreement between the Company and Subscriber without notice or liability to any other person.

8.5           Further Assurances.  Each of the parties hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or as may be necessary or appropriate in order to carry out the provisions of this Subscription Agreement.

8.6           Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

8.7           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address and facsimile number for such notices and communications shall be, for the Company, as set forth on the first page hereof (facsimile number (713) 622-8401) and, for the Subscriber, as set forth on the signature page hereof.

8.8           Execution.  This Subscription Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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EXECUTION PAGE

IN WITNESS HEREOF, the Subscriber has executed this Subscription Agreement.

SUBSCRIBER:

Name (Print)   ______________________

Address
	Street	City	State	Zip

Facsimile Number:  ___________________________
Social Security Number or Tax Identification Number:___________________________
Amount of Notes subscribed for: $___________

Date                                         , 2010

Entity Name if applicable:
                                                                                                [                                                 ]

Signature

Name (and Title)

Acknowledged and Accepted:

OMNIMMUNE HOLDINGS, INC.

By:____________________________

Be sure to include:

(1)  one signed copy of this Subscription Agreement;
(2)  one signed copy of Purchaser Questionnaire.

EXHIBIT A

FORM OF CONVERTIBLE NOTE

[Filed separately as Exhibit 10.2]

EXHIBIT B

TERM SHEET FOR DEBT FINANCING AND AGREED UPON RESTRUCTURING
 WITH MARGIE CHASSMAN, EFFECTIVE AS OF JANUARY 20, 2010

[Filed separately as Exhibit 10.3]

EXHIBIT C

OMNIMMUNE HOLDINGS, INC. WIRE INSTRUCTIONS

[Intentionally Omitted]